Exhibit 10.5

SECURITY AGREEMENT
among
THE REALREAL, INC.,

and

THE GUARANTORS NAMED HEREIN
collectively, the Pledgors,
and

GLAS TRUST COMPANY LLC,
as Notes Collateral Agent

______________________
Dated as of February 29, 2024

ARTICLE I DEFINITIONS AND INTERPRETATION
SECTION 1.1. Definitions.
ARTICLE II GRANT OF SECURITY AND OBLIGATIONS
SECTION 2.1. Grant of Security Interest
SECTION 2.2. Security for Obligations
SECTION 2.3. Filings
ARTICLE III PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF COLLATERAL
SECTION 3.1. Delivery of Certificated Securities Collateral
SECTION 3.2. Perfection of Uncertificated Securities Collateral
SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest
SECTION 3.4. Other Actions
SECTION 3.5. Joinder of Additional Pledgors
SECTION 3.6. Supplements; Further Assurances
SECTION 3.7. Notes Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc
SECTION 3.8. Certain Excluded Perfection Actions
ARTICLE IV REPRESENTATIONS, WARRANTIES AND COVENANTS
SECTION 4.1. Title
SECTION 4.2. Validity of Security Interest
SECTION 4.3. Defense of Claims; Transferability of Collateral
SECTION 4.4. Other Financing Statements
SECTION 4.5. [Reserved]
SECTION 4.6. Due Authorization and Issuance
SECTION 4.7. Collateral
SECTION 4.8. Insurance
SECTION 4.9. Chief Executive Office; Change of Name; Jurisdiction of Organization; Standing Timber and Timber to be Cut; etc.
ARTICLE V CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
SECTION 5.1. [Reserved]
SECTION 5.2. Voting Rights; Distributions; etc
SECTION 5.3. Defaults, etc
SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Capital Stock.
SECTION 5.5. Deposit Accounts and Security Accounts.
ARTICLE VI CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

(continued)

SECTION 6.1. Grant of Intellectual Property License
SECTION 6.2. [Reserved].
SECTION 6.3. [Reserved]
SECTION 6.4. After-Acquired IP Collateral
SECTION 6.5. Litigation
SECTION 6.6. Secured Parties’ Duties
ARTICLE VII CERTAIN PROVISIONS CONCERNING RECEIVABLES
SECTION 7.1. Maintenance of Records
SECTION 7.2. Collection of Receivables
ARTICLE VIII TRANSFERS
SECTION 8.1. Transfers of Collateral
ARTICLE IX REMEDIES
SECTION 9.1. Remedies
SECTION 9.2. Notice of Sale
SECTION 9.3. Waiver of Notice and Claims
SECTION 9.4. Certain Sales of Collateral.
SECTION 9.5. No Waiver; Cumulative Remedies.
SECTION 9.6. Certain Additional Actions Regarding Intellectual Property
SECTION 9.7. Marshaling
ARTICLE X APPLICATION OF PROCEEDS
SECTION 10.1. Application of Proceeds
ARTICLE XI MISCELLANEOUS
SECTION 11.1. Concerning Notes Collateral Agent.
SECTION 11.2. Notes Collateral Agent May Perform; Notes Collateral Agent Appointed Attorney-in-Fact
SECTION 11.3. Continuing Security Interest; Assignment
SECTION 11.4. Termination; Release
SECTION 11.5. Modification in Writing
SECTION 11.6. Notices
SECTION 11.7. Applicable Law, Waiver of Jury Trial, Jurisdiction, Consent to Service of Process.
SECTION 11.8. Severability of Provisions
SECTION 11.9. Execution in Counterparts
SECTION 11.10. Business Days
SECTION 11.11. No Credit for Payment of Taxes or Imposition
SECTION 11.12. No Claims Against Notes Collateral Agent

(continued)

SECTION 11.13. No Release
SECTION 11.14. Obligations Absolute
SECTION 11.15. First Lien Priority Indebtedness

EXHIBIT A    Form of Joinder Agreement
EXHIBIT B    Form of Copyright Security Agreement
EXHIBIT C    Form of Patent Security Agreement
EXHIBIT D    Form of Trademark Security Agreement
EXHIBIT E    Form of First Lien Priority Secured Party Joinder

SCHEDULE 1.01A    Intercompany Notes
SCHEDULE 1.01B    Copyrights
SCHEDULE 1.01C    Patents
SCHEDULE 1.01D    Pledged Securities
SCHEDULE 1.01E    Trademarks
SCHEDULE 3.4(a)    Instruments and Tangible Chattel Paper
SCHEDULE 3.4(e)    Commercial Tort Claims

SECURITY AGREEMENT
This SECURITY AGREEMENT, dated as of February 29, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), made by the entities listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Joinder Agreement attached hereto as Exhibit A (the “Pledgors” and each, a “Pledgor”), in favor of GLAS TRUST COMPANY LLC, a New Hampshire limited liability company, as Trustee (in such capacity, together with its successors and assigns, the “Trustee”) and in its capacity as notes collateral agent (in such capacity and together with any permitted successors and assigns in such capacity, the “Notes Collateral Agent”) for the benefit of the Secured Parties (as hereinafter defined), as pledgee, assignee and secured party.
R E C I T A L S:
A.    Reference is made to that certain Indenture, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among The RealReal, Inc., a Delaware corporation (the “Company”) the other Guarantors from time to time party thereto (the “Guarantors” and each, individually, a “Guarantor”) and GLAS TRUST COMPANY LLC as Trustee and Notes Collateral Agent, pursuant to which the Company issued $135,000,000 aggregate principal amount of 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029, upon terms and subject to the provisions of the Indenture.
B.    Each Guarantor has, pursuant to the Indenture, unconditionally guaranteed certain Secured Obligations (as hereinafter defined) as set forth in such Indenture.
C.    Each Pledgor will receive substantial benefits from the execution, delivery and performance of the Obligations under the Indenture and any First Lien Priority Indebtedness Documents (as hereinafter defined) and each is, therefore, willing to enter into this Agreement.
D.    This Agreement is given by each Pledgor in favor of the Notes Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of its Secured Obligations.
E.    It is a condition to the obligations of the Secured Parties to make financial accommodations to the Company and the Guarantors as provided for in the Indenture and any First Lien Priority Indebtedness Documents that each Pledgor execute and deliver this Agreement.
A G R E E M E N T :
NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Notes Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION
SECTION 1.1. Definitions.
(a) Unless otherwise defined herein or in the Indenture (including, for the avoidance of doubt, Appendix A thereto), capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided, that in any event, the following terms shall have the meanings assigned to them in the UCC:
“Account”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Deposit Account”; “Documents”; “Electronic Chattel Paper”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”; “Instrument”; “Inventory”; “Letter of Credit”; “Letter-of-Credit Right”; “Money”; “Payment Intangibles”; “Securities Account”; “Securities Intermediary”; “Security”; “Security Entitlement”; “Software”; “Supporting Obligations”; and “Tangible Chattel Paper.”
(b) Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture. Section 1.03 of the Indenture shall apply herein mutatis mutandis.
(c) The following terms shall have the following meanings:
“After-Acquired IP Collateral” shall have the meaning assigned to such term in Section 6.4 hereof.
“Agreement” shall have the meaning assigned to such term in the Preamble hereof.
“Authorized Representative” means the Trustee with respect to the Notes Obligations, and with respect to any First Lien Priority Indebtedness, any duly authorized representative of any holder of First Lien Priority Indebtedness designated as “Authorized Representative” for such holder in a First Lien Priority Secured Party Joinder delivered to the Notes Collateral Agent.
“Books and Records” shall mean books and records (including each Pledgor’s Records indicating, summarizing, or evidencing such Pledgor’s assets (including the Collateral) or liabilities, each Pledgor’s Records relating to such Pledgor’s business operations or financial condition, and each Pledgor’s goods or General Intangibles related to such information).
“Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
“Collateral Support” shall mean all property (real or personal) assigned or otherwise securing any Collateral and shall include any security agreement or other agreement granting a Lien in such real or personal property.
“Collections” shall mean all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).
“Company” shall have the meaning assigned to such term in Recital A.

“Consignment Inventory” means any property held by a Pledgor on a consignment basis, which property is not owned by a Pledgor (and would not be reflected on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP as owned by a Pledgor).
“Consignment Proceeds” means any proceeds from the sale of any Consignment Inventory. For the avoidance of doubt, commissions, fees or other income earned by the Pledgors in respect of consignment sales shall not constitute Consignment Proceeds.
“Control Agreement” means any springing account control agreement entered into to establish “control” (within the meaning of the UCC) over the Pledgor’s Deposit Accounts or Securities Accounts established by the Pledgor, in form and substance reasonably satisfactory to the Notes Collateral Agent; provided that, notwithstanding anything to the contrary in the Credit Documents, no Control Agreements shall be required to be in effect for any Excluded Account.
“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit B hereto.
“Copyrights” shall mean all of the following now owned or hereafter acquired by any Pledgor: (a) all copyrights (whether registered or unregistered), all Registrations and recordings thereof, and all applications in connection therewith, including all Registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof , including those listed on Schedule 1.01B to this Agreement and (b) all extensions or renewals of any copyrights or Registrations therefor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s ownership of such copyrights, (ii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable to such Pledgor with respect thereto, including damages and payments for past, present or future infringements thereof, (iii) rights corresponding thereto throughout the world and (iv) rights to sue for past, present or future infringement thereof.
“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
“Event of Default” has the meaning specified therefor in the Indenture or any First Lien Priority Indebtedness Document, as applicable.
“Excluded Accounts” has the meaning specified therefor in the Indenture.
“Excluded Assets” shall mean:
i.    [reserved];
ii.    any Consignment Inventory and any Consignment Proceeds;
iii.    motor vehicles and other assets subject to certificates of title, Letter-of-Credit Rights (except to the extent constituting supporting obligations) and Commercial Tort

Claims; except in each case to the extent perfection can be obtained by filing of UCC financing statements;
iv.    any lease, license or other similar agreement or any property subject to a purchase money security interest, capital lease or similar arrangement permitted under the Indenture and any First Lien Priority Indebtedness Documents (if any) to the extent that a grant of a security interest therein would violate or invalidate such permitted lease, license or other agreement or purchase money arrangement, capital lease, or similar arrangement or create a right of termination in favor of any other party thereto (other than the Company or a Guarantor) after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under applicable law notwithstanding such prohibition;
v.    any “intent to use” Trademark applications prior to the issuance of a statement of use with respect thereto, solely to the extent that, and solely during the period in which, the grant of a security interest in such Trademark application prior to such filing and acceptance would impair or adversely affect the enforceability or validity of such Trademark application or the resulting Trademark registration;
vi.    any Equity Interests of any not-for-profit Subsidiary, captive insurance company Subsidiary or other special purpose Subsidiary of the Company designated by the Company’s Board of Directors as such;
vii.    any assets to the extent a pledge thereof would (A) be prohibited by applicable law, rule or regulation after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law, or contractual restriction (including, solely in the case of the Equity Interests of a Person that is not the Company, a Guarantor or a Wholly Owned Subsidiary, the organizational documents of such Person) permitted under the Indenture and any First Lien Priority Indebtedness Documents (if any) and binding on such asset on the Issue Date or on the date of the acquisition of such asset (not created in contemplation of the acquisition of such asset) (and only for so long as such restriction is in effect), in each case, after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law or (B) require governmental (including regulatory) consent, approval, license or authorization (unless such consent, approval, license or authorization has been received), in each case, after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law;
viii.    Margin Stock;
ix.    any assets as to which the Company reasonably determines in good faith that the costs of obtaining a security interest are excessive in relation to the value of the security afforded thereby;
x.    any leasehold interest in real property;
xi.    any fee interest in real property with a Fair Market Value (as determined in good faith by the Company) of $5,000,000 or less individually;

xii.    [reserved];
xiii.    any governmental licenses, permits or state or local franchises, charters and authorizations, to the extent Liens and security interests therein are prohibited or restricted thereby, in each case, after giving effect to the applicable anti-assignment provisions of applicable law and to other applicable law;
xiv.    to the extent any applicable law requires that a Subsidiary issue directors’ qualifying shares, such shares or nominee or other similar shares;
xv.    [reserved]; and
xvi.    any asset the granting of any pledge, Lien or security interest of or in which would reasonably be expected to result in material and adverse tax consequences to the Company or any of its Subsidiaries, as determined in good faith by the Company.
“First Lien Priority Indebtedness Documents” shall mean the documents governing any First Lien Priority Indebtedness (if any).
“First Lien Priority Secured Party Joinder” shall mean an agreement substantially in the form of Exhibit E hereto.
“General Intangibles” means all “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by any Pledgor, including all right, title and interest that such Pledgor may now or hereafter have in or under any contract, all payment intangibles, customer lists, licenses, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations not constituting securities, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, Software, databases, data, skill, expertise, experience, processes, models, drawings, materials and records, Goodwill, choses in action, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Capital Stock and Investment Property, rights of indemnification, all Books and Records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Pledgor or any computer bureau or service company from time to time acting for such Pledgor.
“Goodwill” shall mean, collectively, with respect to each Pledgor, all goodwill of such Pledgor’s business connected with the use of and symbolized by any Trademark.
“Guarantor” shall have the meaning assigned to such term in Recital A.
“Impairment” shall have the meaning assigned to such term in Section 10.1(e).
“Intervening Creditor” shall have the meaning assigned to such term in Section 10.1(e).
“Indenture” shall have the meaning assigned to such term in Recital A.
“Insolvency Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to any Pledgor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Pledgor or with respect to any of their respective assets, (c) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any or all of its assets or properties, (d) any liquidation, dissolution, reorganization or winding up of any Pledgor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (e) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Pledgor.
“Intellectual Property” shall mean, collectively, the Patents, Trademarks, Copyrights, Trade Secrets, Intellectual Property Licenses and Goodwill.
“Intellectual Property Collateral” shall mean, collectively, the Intellectual Property that is included in the Collateral.
“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license agreements with any other party with respect to any Patent, Trademark, Copyright or Trade Secret, whether such Pledgor is a licensor or licensee, under any such license agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable to Pledgor thereunder and with respect thereto including damages and payments for past, present or future breaches, infringements or violations of licensed intellectual property, (iii) rights, if any, granted to such Pledgor pursuant to such license agreements to sue for past, present and future breaches, infringements or violations of any Patents, Trademarks or Copyrights licensed to such Pledgor and (iv) other rights, if any, granted to such Pledgor pursuant to such license agreements to use, exploit or practice any intellectual property licensed to such Pledgor.
“Intellectual Property Security Agreement” shall mean any Copyright Security Agreement, any Patent Security Agreement and any Trademark Security Agreement, as the case may be.
“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes in excess of $5,000,000 individually described in Schedule 1.01A to this Agreement and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.
“Notes Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.
“Notes Secured Party” shall mean the Trustee and the holders of the 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029 issued pursuant to the Indenture.
“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit C hereto.
“Patents” shall mean all of the following, now owned or hereafter acquired by any Pledgor: (a) all patents and industrial designs of the United States or of any other country, all issuances and recordings thereof, and all applications for patent or industrial designs of the United States or of any other country, including issuances, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory, or any other country or political subdivision thereof, including those set forth on Schedule 1.01C to this Agreement and (b) all reissues, reexaminations, divisions, continuations, continuations-in-part or extensions thereof and amendments thereto, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s ownership of any such patents or industrial designs, (ii) inventions, designs and improvements described or claimed therein, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable to Pledgor thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
“Permitted Liens” means all Liens permitted by the Indenture and not prohibited by any First Lien Priority Indebtedness Document.
“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Capital Stock set forth on Schedule 1.01D to this Agreement as being owned by such Pledgor, and all options, warrants, rights, agreements and additional Capital Stock of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Stock in each such issuer or under any organizational document of each such issuer, and the certificates, instruments and agreements representing such Capital Stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Stock, (ii) all Capital Stock of any issuer, which Capital Stock is hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Capital Stock of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Stock or under any organizational document of any such issuer, and the certificates, instruments and agreements representing such Capital Stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Stock, from time to time acquired by such Pledgor in any manner, and (iii) all Capital Stock issued in respect of the Capital Stock referred to in clause (i) or (ii) above upon any consolidation or merger of any issuer of such Capital Stock; provided that the Pledged Securities shall not include any Excluded Assets.
“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
“Proceeds” shall have the meaning assigned to such term in Article 9 of the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Notes Collateral Agent or any Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
“Registered” means issued by, registered with, renewed by or the subject of a pending application before any governmental authority or Internet domain name registrar; and “Registration” shall mean the product thereof.
“Secured Obligations” means, collectively, (a) the Notes Obligations and (b) the Obligations in respect of the First Lien Priority Indebtedness and the First Lien Priority Indebtedness Documents that have been designated as Secured Obligations pursuant to Section 11.15.
“Secured Parties” shall mean (a) the Notes Secured Parties and (b) from and after the designation of any First Lien Priority Indebtedness as Secured Obligations pursuant to Section 11.15, the holders of such First Lien Priority Indebtedness and any trustees, collateral agents or other representatives with respect to, First Lien Priority Indebtedness, and, in each case, any successor of any of the foregoing.
“Securities Act” means the Securities Act of 1933, as from time to time amended.
“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.
“Trade Secrets” shall mean all of the following now owned or hereafter acquired by any Pledgor: (a) all rights in all trade secrets, know how, technology (whether patented or not), Software (including source code and object code), data and databases, Internet web sites, customer and supplier lists, proprietary information, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, and other proprietary information, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s ownership of the foregoing, (ii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable to such Pledgor with respect thereto, including damages and payments for past, present or future infringements, misappropriations or violations thereof, (iii) rights corresponding thereto throughout the world and (iv) rights to sue for past, present or future infringement, misappropriation or violation thereof.
“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit D hereto.
“Trademarks” shall mean all of the following now owned or hereafter acquired by any Pledgor: (a) all trademarks, trade names, domain names, corporate names, business names, trade dress, service marks, logos, domain names, other source or business identifiers, all Registrations and recordings thereof; and all applications in connection therewith, including Registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof including those set forth on Schedule 1.01E to this Agreement; (b) all renewals thereof; and (c) all Goodwill associated with any of the foregoing, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s ownership or use of the foregoing, (ii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or violations thereof, (iii) rights corresponding thereto throughout the world and (iv) rights to sue for past, present and future infringement, dilutions or violations thereof.

ARTICLE II

GRANT OF SECURITY AND OBLIGATIONS
SECTION 2.1. Grant of Security Interest
. As collateral security for the payment and performance in full of all of the Secured Obligations, each Pledgor hereby pledges and grants to the Notes Collateral Agent, for the benefit of the Secured Parties, a Lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, and in each case, the “Collateral”):
(i) all Accounts;
(ii) all Equipment, Goods, Inventory and Fixtures;
(iii) all Documents, Instruments and Chattel Paper;
(iv) all Securities Collateral;
(v) all Investment Property;
(vi) all Intellectual Property;
(vii) all General Intangibles;
(viii) all Money, Deposit Accounts and Securities Accounts;
(ix) all Supporting Obligations;
(x) the Commercial Tort Claims set forth on Schedule 3.4(e) from time to time;
(xi) Letters of Credit and Letter-of-Credit Rights;
(xii) all Books and Records relating to the Collateral; and
(xiii) to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all accessions to, substitutions and replacements for, Proceeds and products of the foregoing, together with all Books and Records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing. Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property, Securities Collateral or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Pledgor or Notes Collateral Agent from time to time with respect to any of the Investment Property.

Notwithstanding anything to the contrary contained in this Section 2.1, the Lien and security interest created by this Agreement shall not attach to, and the term “Collateral” shall not include, any Excluded Assets.
SECTION 2.2. Security for Obligations
. The security interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.
SECTION 2.3. Filings
. (a) Each Pledgor hereby agrees (to the extent necessary or requested by the Notes Collateral Agent in order to perfect or protect the Notes Collateral Agent’s security interest in the Collateral) to file (and irrevocably authorizes the Notes Collateral Agent (without imposing any obligation on the Notes Collateral Agent) to file) at any time and from time to time, in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for filing of any financing statement or amendment relating to the Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents that are reasonably necessary to obtain or maintain the Notes Collateral Agent’s security interest without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Collateral as “all assets now existing or hereafter acquired” or words of similar meaning and (iii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Notes Collateral Agent promptly upon request by the Notes Collateral Agent, and agrees to deliver copies of all financing statements and amendments thereto to the Notes Collateral Agent promptly after filing.
    (b)    Each Pledgor hereby further agrees to file and record (and authorizes the Notes Collateral Agent to file and record (without imposing any obligation on the Notes Collateral Agent to do so)), at any time and from time to time, with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other appropriate short-form documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Notes Collateral Agent, as secured party.
ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF COLLATERAL
SECTION 3.1. Delivery of Certificated Securities Collateral
. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Notes Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Notes Collateral Agent has a perfected security interest therein (subject to the provisions of the Indenture to the extent it permits delivery of Securities Collateral after the date hereof). Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral constituting Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within fifteen (15) Business Days after receipt thereof by such Pledgor or such later date as the Notes Collateral Agent may agree in its sole discretion) be delivered to and held by or on behalf of the Notes Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank. The Notes Collateral Agent shall have the right (but not the obligation), at any time upon the occurrence and during the continuance of any Event of Default, and upon notice to the applicable Pledgor (to the extent practicable), to endorse, assign or otherwise transfer to or to register in the name of the Notes Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent shall have the right (but not the obligation) at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
SECTION 3.2. Perfection of Uncertificated Securities Collateral
. Each Pledgor hereby agrees that if any of the Pledged Securities constituting Collateral are Securities, are issued to such Pledgor or its nominee directly by a Subsidiary of such Pledgor, and are not evidenced by certificates of ownership, then each applicable Pledgor shall (upon the occurrence and during the continuance of an Event of Default), to the extent permitted by applicable law and if necessary or desirable to perfect a Lien in such Pledged Securities, either (i) cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Notes Collateral Agent the right (without imposing any obligation) to transfer such Pledged Securities under the terms hereof, or (ii) cause the issuer to agree to comply with instructions from the Notes Collateral Agent as to such Securities, without further consent of any Pledgor or such nominee. In the case of each Pledgor which is an issuer of Pledged Securities, such Pledgor agrees (i) to be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it and (ii) that upon the occurrence and during the continuance of an Event of Default it will comply with instructions of the Notes Collateral Agent with respect to the applicable Pledged Securities without further consent by the applicable Pledgor.
SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest
. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Notes Collateral Agent in respect of the Collateral, to the extent that such Collateral may be perfected by (x) filing, recording or registering a financing statement in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions or (y) the receipt and recording of the Intellectual Property Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and in each case other than (i) with respect to Collateral subject to any certificate of title statute, notations of Notes Collateral Agent’s Lien on such certificates of title, (ii) Deposit Accounts, (iii) Intellectual Property registered outside of the United States and (iv) Collateral the perfection of which is to occur after the Issue Date as provided herein or in the Indenture (but only until such time as such perfection is required hereunder or thereunder), have been delivered to the Notes Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form and, where necessary or appropriate, filed in the applicable governmental, municipal or other office. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will, to the extent consistent with any Junior Lien Priority Intercreditor Agreement, take such actions as are reasonably necessary or reasonably requested by the Notes Collateral Agent to maintain, subject to the provisions of the Indenture, the security interest created by this Agreement in the Collateral as a perfected security interest.
SECTION 3.4. Other Actions
. In order to further ensure the attachment and perfection of, and the ability of the Notes Collateral Agent to enforce, the Notes Collateral Agent’s security interest in the Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Collateral:
(a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Collateral with a value in excess of $5,000,000 individually are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 3.4(a) to this Agreement. Each Pledgor shall promptly upon request of the Notes Collateral Agent (which request the Notes Collateral Agent shall have no obligation to make) made at any time during the continuance of an Event of Default, endorse, assign and deliver to the Notes Collateral Agent any Instrument or Tangible Chattel Paper with a value in excess of $5,000,000 individually that constitutes Collateral (other than checks received and processed in the ordinary course of business), accompanied by such instruments of transfer or assignment duly executed in blank as are necessary to grant the Notes Collateral Agent control of such Instrument or Tangible Paper or that the Notes Collateral Agent may from time to time reasonably specify. Each Pledgor shall not deliver any Instrument or Tangible Chattel Paper with a value in excess of $5,000,000 individually to any third party.
(b) [Reserved]
(c) the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the control of, the Notes Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other Person. The Notes Collateral Agent shall not bear any risk, liability or responsibility with regard to any such loss, damage or the destruction.
(d) [Reserved].
(e) Commercial Tort Claims. As of the date hereof, no Pledgor has any Commercial Tort Claim having a value, or involving an asserted claim, that exceeds $5,000,000 in amount individually, except as set forth on Schedule 3.4(e) to this Agreement. If any Pledgor obtains a Commercial Tort Claim having a value, or involving an asserted claim, in an amount that exceeds $5,000,000 individually then the applicable Pledgor or Pledgors shall promptly notify Notes Collateral Agent upon obtaining such Commercial Tort Claim and, promptly, amend Schedule 3.4(e) to this Agreement to describe such Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim and agrees to file and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claim.
SECTION 3.5. Joinder of Additional Pledgors
. The Pledgors shall cause each Subsidiary of the Company (other than an Excluded Subsidiary) that, from time to time, after the date hereof shall be required to pledge any assets to the Notes Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Indenture and any First Lien Priority Indebtedness Document, to execute and deliver to the Notes Collateral Agent a Joinder Agreement substantially in the form of Exhibit A hereto and such other documentation as is necessary for the purposes of this Agreement and as the Notes Collateral Agent may reasonably request, and, upon such execution and delivery, such Subsidiary shall constitute a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.
SECTION 3.6. Supplements; Further Assurances
. Subject to the express exclusions of Section 3.8, each Pledgor shall take such further actions, and execute and/or deliver to the Notes Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as are necessary or that the Notes Collateral Agent may (without the Notes Collateral Agent being obligated to do so) in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the Lien and security interest in the Collateral as provided herein and the rights and interests granted to the Notes Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Notes Collateral Agent’s security interest in the Collateral or permit the Notes Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including the filing of financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any United States jurisdiction, and in such offices in the United States wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the Notes Collateral Agent’s security interest in the Collateral and to preserve the other rights and interests granted to the Notes Collateral Agent hereunder, as against third parties, with respect to the Collateral, including filings with the United States Patent and Trademark Office and the United States Copyright Office. Without limiting the generality of the foregoing, but subject to applicable law, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Notes Collateral Agent from time to time upon reasonable request by the Notes Collateral Agent (without the Notes Collateral Agent being obligated to make any such request) such lists, schedules, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Notes Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Notes Collateral Agent may (but shall not be obligated to) institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Notes Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the Notes Collateral Agent’s security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and reasonable expense of the Pledgors.

SECTION 3.7. Notes Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc.
Upon the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent (or its designee) (a) shall have the right (but not the obligation), to the extent permitted under and subject to the terms and conditions of any applicable Intellectual Property Licenses, to exercise any Pledgor’s rights under Intellectual Property Licenses (including the right to use any intellectual property licensed to such Pledgor pursuant to such Intellectual Property Licenses as such Pledgor’s agent, in connection with the enforcement of Notes Collateral Agent’s rights hereunder, including the right to manufacture, have manufactured, prepare for sale, advertise and sell any and all Inventory, Goods and Equipment now or hereafter owned by any Pledgor and now or hereafter covered by such licenses), and (b) shall have the right (but not the obligation) to request that any Capital Stock that is pledged hereunder be registered in the name of Notes Collateral Agent or any of its nominees.
SECTION 3.8. Certain Excluded Perfection Actions
. Notwithstanding anything to the contrary herein, for the avoidance of doubt, no Pledgor shall be required to (a) take or perform any action to perfect the Notes Collateral Agent’s security interest in Collateral subject to certificate of title statute except to the extent such Collateral may be perfected by the filing of an appropriate UCC financing statement, (b) enter into control agreements with respect to Commodity Accounts of the Pledgors, (c) obtain bailee agreements or landlord or mortgagee waivers, (d) send, prior to the occurrence of an Event of Default, any notices to account debtors or other contractual third parties or (e) enter into foreign-law governed security documents or take or perform any action to perfect security interests under foreign law except as contemplated in connection with adding an Elective Guarantor as a Guarantor under the Indenture.
ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS
Each Pledgor represents, warrants and covenants as follows:
SECTION 4.1. Title
. Except for the security interest granted to the Notes Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and any other Permitted Liens, such Pledgor owns and/or has rights and, as to Collateral acquired by it from time to time after the date hereof, will own and/or have rights in each item of Collateral pledged by it hereunder, free and clear of any and all Liens.
SECTION 4.2. Validity of Security Interest
.
(a)    The Lien on and security interest in the Collateral granted to the Notes Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Secured Obligations, and (b) upon the filing of a UCC financing statement with the applicable office describing the Collateral, a perfected Lien on and security interest in all the Collateral to the extent that a security interest can be perfected therein by the filing of a UCC financing statement. The security interest granted to the Notes Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Collateral will at all times, constitute a perfected (to the extent such security interest can be perfected by the filing of a UCC financing statement), continuing security interest therein.
SECTION 4.3. Defense of Claims; Transferability of Collateral
. Subject to the ability of each Pledgor to dispose of Collateral in accordance with the Indenture and any First Lien Priority Indebtedness Documents, each Pledgor shall, at its own cost and reasonable expense, use commercially reasonable efforts to defend title to the Collateral pledged by it hereunder and the security interest therein and the Lien thereon granted to the Notes Collateral Agent and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Notes Collateral Agent or any other Secured Party other than Permitted Liens.
SECTION 4.4. Other Financing Statements
. No Pledgor has filed, nor authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, except (a) such as have been filed in favor of the Notes Collateral Agent pursuant to this Agreement and (b) in respect of Permitted Liens. No Pledgor shall execute or authorize to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor solely to the extent expressly authorized and permitted under the Indenture or this Agreement and not prohibited by any First Lien Priority Indebtedness Document.
SECTION 4.5. [Reserved]
.
SECTION 4.6. Due Authorization and Issuance
. All of the Pledged Securities existing on the date hereof issued by a Subsidiary of the Company have been, and to the extent any Pledged Securities issued by a Subsidiary of the Company are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable.
SECTION 4.7. Collateral
. As of the date hereof, all information set forth herein, including the schedules hereto, and all information and schedules in that certain Perfection Certificate dated as of the date hereof among the Company and the Guarantors and delivered to the Notes Collateral Agent, in each case relating to the Collateral, is accurate and complete in all material respects.
SECTION 4.8. Insurance
. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Notes Collateral Agent has exercised its right to foreclose after an Event of Default (and while such Event of Default is outstanding), such net cash proceeds shall be held in trust for the benefit of the Notes Collateral Agent and immediately after receipt thereof shall be paid to the Notes Collateral Agent for application in accordance with the Indenture.
SECTION 4.9. Chief Executive Office; Change of Name; Jurisdiction of Organization; Standing Timber and Timber to be Cut; etc.
Each Pledgor agrees to promptly provide the Notes Collateral Agent with certified organizational documents reflecting any of the changes described in Section [4.02(d)] of the Indenture, to the extent applicable, and take all action necessary (including filings under the UCC ) or reasonably requested by the Notes Collateral Agent (which request the Notes Collateral Agent shall have no obligation to make) to maintain the perfection and priority of the security interest of the Notes Collateral Agent for the benefit of the Secured Parties in the Collateral.
SECTION 4.10. Deposit Accounts and Securities Accounts. Each Pledgor hereby represents and warrants, on the date hereof, that (i) Schedule 4.3 sets forth all of the Deposit Accounts and Securities Accounts owned by such Pledgor as of the date hereof and (ii) such Pledgor does not own any Commodity Accounts.
ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
SECTION 5.1. [Reserved]
.
SECTION 5.2. Voting Rights; Distributions; etc. (a) So long as no Event of Default shall have occurred and be continuing:
(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture, any First Lien Priority Indebtedness Documents or any other document evidencing the Secured Obligations.
(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien and security interest granted herein, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture and any First Lien Priority Indebtedness Document.
(b) Upon (x) the occurrence and during the continuance of any Event of Default and (y) receipt of written notice from the Notes Collateral Agent stating its intent to exercise its rights and remedies under this Section 5.2 (which the Notes Collateral Agent shall have no obligation to deliver):
(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall thereupon have the sole right (but not the obligation) to exercise such voting and other consensual rights.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Notes Collateral Agent, which shall thereupon have the sole right (but not the obligation) to receive and hold as Collateral such Distributions; provided that, notwithstanding the foregoing, this clause (b)(ii) shall not be deemed to prohibit or restrict such Pledgor from receiving Distributions which are otherwise permitted to be made under the Indenture and not prohibited by any First Lien Priority Indebtedness Document during the occurrence and continuance of an Event of Default.
(c) After all Events of Default have ceased to be continuing or have been waived and the Pledgor has delivered to the Notes Collateral Agent an officer’s certificate to that effect, the Pledgor shall have the right to exercise the voting and other rights pertaining to the Securities Collateral and shall be entitled to receive and retain, and to utilize free and clear of the security interest granted herein, any and all Distributions that the Pledgor would otherwise be entitled to exercise and receive pursuant to the terms of Section 5.2(a).
(d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Notes Collateral Agent all appropriate instruments (including any that the Notes Collateral Agent may (but shall not be obligated to) reasonably request) in order to permit the Notes Collateral Agent to exercise the voting and other rights which it may (without obligation) be entitled to exercise pursuant to Section 5.2(b)(i) hereof and to receive all Distributions which it may (without obligation) be entitled to receive under Section 5.2(b)(ii) hereof.
(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(b)(ii) hereof shall be received for the benefit of the Notes Collateral Agent, be segregated from other funds of such Pledgor and promptly be paid over to the Notes Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).
SECTION 5.3. Defaults, etc
. Each Pledgor hereby represents and warrants that, as of the date hereof, (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and (iii) there are no certificates, instruments, documents or other writings (other than the organizational documents and certificates representing such Pledged Securities that have been delivered to the Notes Collateral Agent) which evidence any Pledged Securities of such Pledgor.
SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Capital Stock.
(a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
(b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable organizational document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, (i) to the transfer of such Pledged Securities to the Notes Collateral Agent or its nominee and to the substitution of the Notes Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be and (ii) notwithstanding Section 5.4(e), upon request by the Notes Collateral Agent (which request the Notes Collateral Agent shall have no obligation to make), to (A) cause the organizational documents of each such issuer to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Notes Collateral Agent in accordance with the provisions of Section 3.1.
(c) No Pledgor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Securities or organizational document related thereto, or enter into any agreement or permit to exist any restriction with respect to any Pledged Securities if the same is prohibited pursuant to the Indenture or any First Lien Priority Indebtedness Documents. If any partnership interest or limited liability company interest constituting Pledged Securities held by any Pledgor is not represented by a certificate and: (i) is a Security, such Pledgor shall not permit any issuer of such partnership interests or limited liability company interests to enter into any agreement with any Person, other than the Notes Collateral Agent, whereby such issuer effectively delivers “control” of such partnership interests or limited liability company interests (as applicable) under the UCC or (ii) is not a Security, such Pledgor shall not allow such partnership interests or limited liability company interests (as applicable) to become Securities unless such Pledgor complies with the procedures set forth in Section 3.1.
(d) Each Pledgor agrees that it will obtain all necessary approvals and making all necessary filings under federal, state or local law to effect the perfection of the security interest on the Pledged Securities or to effect any sale or transfer thereof.
(e) As to all Pledged Securities comprising of limited liability company or partnership interests, issued under any organizational documents related thereto, each Pledgor hereby covenants that the Pledged Securities issued pursuant to such agreement (i) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (ii) do not and will not constitute investment company securities, and (iii) are not and will not be held by such Pledgor in a Securities Account.
SECTION 5.5. Deposit Accounts and Security Accounts.
Each Pledgor covenants and agrees that for any Collateral consisting of a Deposit Account or Securities Account established by such Pledgor, such Pledgor shall use commercially reasonable efforts to cause the bank or securities intermediary with which such Deposit Account or Securities Account is maintained to execute and deliver to the Notes Collateral Agent, (i) for any Deposit Account or Securities Account established on or prior to the Issue Date, within 90 days of the Issue Date or (ii) for any Deposit Account or Securities Account established after the Issue Date, within 90 days after the establishment of such Deposit Account or Securities Account, a Control Agreement (in each case, as such date may be extended from time to time by the Notes Collateral Agent, in its sole discretion).

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL
SECTION 6.1. Grant of Intellectual Property License
. Solely for the purpose of enabling the Notes Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof, each Pledgor hereby grants to the Notes Collateral Agent, to the extent such Pledgor is permitted to grant such license and effective only during the continuance of an Event of Default, an irrevocable, non-exclusive, royalty-free (and free of any other obligation of payment) license worldwide to use, license or sublicense the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, but subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Pledgor to avoid the risk of invalidation of such Trademarks. To the extent permitted under applicable law, other than as may be prohibited by such Pledgor’s then-existing contractual obligations, such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. The use of such license by the Notes Collateral Agent may (but shall not be obligated to) be exercised at the option of the Notes Collateral Agent only upon the occurrence and during the continuance of an Event of Default. Any license, sublicense or other transaction entered into by the Notes Collateral Agent in accordance with the foregoing will be binding upon the applicable Pledgor and survive any cure of such Event of Default. In connection with the rights and remedies of the Notes Collateral Agent pursuant to and in accordance with Article IX hereof, each Pledgor hereby irrevocably (during the term of this Agreement) appoints and designates the Notes Collateral Agent as its designee and agent, and authorizes the Notes Collateral Agent to act as its designee and agent, solely upon and during the continuance of an Event of Default, for purposes of selling any Inventory, Equipment or other Goods of such Pledgor under the terms of any Intellectual Property License, whether pursuant to any sell-off rights provided for therein or otherwise and for purposes of taking any other action that such Pledgor may be entitled to take for the realization on any assets of such Pledgor under any Intellectual Property License. The foregoing, and any action by the Notes Collateral Agent as such designee and agent, shall not be construed to constitute the assumption by the Notes Collateral Agent of any duties, obligations or liabilities of any Pledgor under any such Intellectual Property License or to cause the Notes Collateral Agent to have any such duties, obligations or liabilities.
SECTION 6.2. [Reserved].
SECTION 6.3. [Reserved]
.

SECTION 6.4. After-Acquired IP Collateral
. If any Pledgor shall at any time after the date hereof (i) obtain any additional Intellectual Property or rights to any Intellectual Property, other than Intellectual Property constituting Excluded Assets, or (ii) become entitled to the benefit of any additional Intellectual Property, other than Intellectual Property constituting Excluded Assets, including by any renewal, extension, reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral (collectively, clauses (i) and (ii) above the “After-Acquired IP Collateral”), then the provisions hereof shall automatically apply thereto and any such item of After-Acquired IP Collateral shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the security interest created by this Agreement without further action by any party. To the extent that any After-Acquired IP Collateral is a Registered Patent, Trademark or Copyright or exclusive license of registered U.S. Copyrights, the applicable Pledgor shall provide to the Notes Collateral Agent written notice thereof (together with a list of application and/or Registration numbers for all such additional Trademark, Patents and Copyrights) within (i) 45 days after the end of each fiscal quarter of the Company and (ii) 60 days after the end of each fiscal year of the Company, and deliver an instrument in customary form, confirming the attachment of the Lien (it being understood and agreed that the form of the Intellectual Property Security Agreements attached hereto as Exhibits C-E is a customary form), and file and record such instrument or other reasonable short-form statements as shall be reasonably necessary to create, preserve, protect or perfect the Notes Collateral Agent’s security interest in such After-Acquired IP Collateral, in the United States Patent and Trademark Office, the United States Copyright Office and such other appropriate filing office, as applicable, in the United States. Further, each Pledgor authorizes the Notes Collateral Agent to modify this Agreement by amending Schedules 1.01B, 1.01C or 1.01E to this Agreement, as applicable, to include such After-Acquired IP Collateral.

SECTION 6.5. Litigation
. Unless there shall occur and be continuing any Event of Default and the Company receives written notice from the Notes Collateral Agent of its intent to exercise remedies hereunder, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage as necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, and upon receipt by the Company of written notice from the Notes Collateral Agent stating its intent to exercise remedies hereunder, the Notes Collateral Agent shall have the right (but not the obligation) to, upon notice to the applicable Pledgor, file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Notes Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall do any and all necessary lawful acts (including at the reasonable request of the Notes Collateral Agent) and execute any and all necessary documents (including at the reasonable request of the Notes Collateral Agent) in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Notes Collateral Agent for all reasonable costs and expenses (including legal costs and expenses) incurred by the Notes Collateral Agent in the exercise of its rights under this Section 6.5 in accordance with Section 7.07 of the Indenture. In the event that the Notes Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees (including at the reasonable request of the Notes Collateral Agent) to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any Person.
SECTION 6.6. Secured Parties’ Duties
. Pledgors acknowledge and agree that the Secured Parties shall have no duties with respect to any Intellectual Property Collateral of any Pledgor. Without limiting the generality of this Section 6.6, Pledgors acknowledge and agree that no Secured Party shall be under any obligation to take any steps necessary to preserve rights in the Intellectual Property Collateral against any other Person, but any Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default and upon receipt by the Company of written notice from such Secured Party stating its intent to exercise remedies hereunder, and all reasonable and documented expenses incurred in connection therewith (including reasonable and documented fees and expenses of counsel in accordance with the Indenture and any First Lien Priority Indebtedness Documents, and any specialist or regulatory counsel, appraisers and filed examiners and other similar professionals) shall be for the sole account of the Company and shall be a Secured Obligation. Notwithstanding the foregoing, upon any Pledgor’s reasonable request, the Secured Parties shall at the Pledgor’s sole cost and expense reasonably assist (other than commencing or participating in any litigation or arbitration) such Pledgor in preserving its rights in such Intellectual Property Collateral; provided, however, no Secured Party shall be obligated or liable to any Pledgor or any other party or Person, and the Pledgors shall hold harmless and indemnify the Secured Parties for any action taken or not taken by any Secured Party under or in connection with any such request made by any Pledgor; provided, further, that no Secured Party shall be required to take any steps if it reasonably believes that it could be exposed to any liability or obligation to any third party in connection with such undertaking.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES
SECTION 7.1. Maintenance of Records
. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Upon the occurrence and during the continuance of an Event of Default, each Pledgor shall, at such Pledgor’s sole cost and expense (including upon the Notes Collateral Agent’s demand), deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any Books and Records relating thereto to the Notes Collateral Agent or to its representatives (copies of which evidence and Books and Records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, and in connection with the preservation and/or exercise of remedies by the Notes Collateral Agent, the Notes Collateral Agent may transfer a full and complete copy of any Pledgor’s Books and Records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in such Receivables or the Notes Collateral Agent’s security interest therein without the consent of any Pledgor.
SECTION 7.2. Collection of Receivables
. At any time upon the occurrence and during the continuance of an Event of Default, the Notes Collateral Agent or the Notes Collateral Agent’s designee may (but shall not be obligated to) (a) notify account debtors of any Pledgor that the Receivables of such Pledgor have been assigned to the Notes Collateral Agent, for the benefit of the Secured Parties, or that the Notes Collateral Agent has a security interest therein, and (b) collect the Receivables of any Pledgor directly, and any collection costs and expenses (including reasonable out of pocket legal fees and expenses) shall constitute part of such Pledgor’s Secured Obligations under the Indenture and any First Lien Priority Indebtedness Documents.
ARTICLE VIII

TRANSFERS
SECTION 8.1. Transfers of Collateral
. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except to the extent not prohibited by the Indenture, any First Lien Priority Indebtedness Document and this Agreement.
ARTICLE IX

REMEDIES
SECTION 9.1. Remedies

. Upon the occurrence and during the continuance of any Event of Default, the Notes Collateral Agent may (but shall not be obligated to) from time to time exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein, in the Indenture and any First Lien Priority Indebtedness Documents or otherwise available to it, the following remedies:
(i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;
(ii) demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Notes Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided that, in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Notes Collateral Agent and shall promptly (but in no event later than five (5) Business Days after receipt thereof) pay such amounts to the Notes Collateral Agent;
(iii) sell, assign or otherwise liquidate, or direct any Pledgor to sell, assign or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
(iv) take possession of the Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Notes Collateral Agent at any place or places so designated by the Notes Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Notes Collateral Agent and therewith delivered to the Notes Collateral Agent, (B) store and keep any Collateral so delivered to the Notes Collateral Agent at such place or places pending further action by the Notes Collateral Agent and (C) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Notes Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;
(v) withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Collateral for application to the Secured Obligations as provided in Article X hereof;
(vi) retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;
(vii) exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral;

(viii) exercise any and all rights set forth in Sections 3.7 and 6.1 hereof in accordance with the terms thereof;
(ix) exercise all the rights and remedies of a secured party on default under the UCC or any other applicable law, and the Notes Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Notes Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Notes Collateral Agent may deem commercially reasonable. The Notes Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of the Collateral or any part thereof payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale, to the extent permitted by applicable law, shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Notes Collateral Agent shall not be obligated to make any sale of the Collateral or any part thereof regardless of notice of sale having been given. The Notes Collateral Agent may (but shall not be obligated to) adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Notes Collateral Agent arising by reason of the fact that the price at which the Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Notes Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree;
(x) seek and obtain an immediate writ of possession without notice of a hearing. The Notes Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Pledgor, and each Pledgor hereby consents to such rights and such appointment and hereby waives any objection such Pledgor may have thereto or the right to have a bond or other security posted by the Notes Collateral Agent; and
(xi) exercise remedies and sell the Collateral under the Indenture and any First Lien Priority Indebtedness Documents at the written direction of (x) prior to the payment in full of the principal of, together with any accrued and unpaid interest on all the Notes Obligations, the Trustee (acting in accordance with the Indenture) and (y) thereafter the holders of a majority of the aggregate principal amount of the Secured Obligations; provided that if the Notes Collateral Agent shall not have received such direction within 10 days after making a request therefore (or such shorter period as may be specified in such request or as may be necessary under the circumstances), it may (but in no event shall be obligated to) take or refrain from taking such action as it shall deem to be in the best interest of the holders of the Notes and other Secured Obligations and the Notes Collateral Agent shall have no liability to any Person for such action or inaction.
SECTION 9.2. Notice of Sale

. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence and during the continuance of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
SECTION 9.3. Waiver of Notice and Claims
. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Notes Collateral Agent’s taking possession or the Notes Collateral Agent’s disposition of the Collateral or any part thereof, in accordance with the terms of this Agreement, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Notes Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Notes Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Notes Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.
SECTION 9.4. Certain Sales of Collateral.
(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any governmental authority, the Notes Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of such governmental authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Notes Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Notes Collateral Agent shall have no obligation to engage in public sales.
(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Notes Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Notes Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Notes Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or

Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
SECTION 9.5. No Waiver; Cumulative Remedies.
(a) No failure on the part of the Notes Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Notes Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Notes Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.
(b) In the event that the Notes Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement, the Indenture or any First Lien Priority Indebtedness Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Notes Collateral Agent, then and in every such case, the Pledgors, the Notes Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies, privileges and powers of the Notes Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.
SECTION 9.6. Certain Additional Actions Regarding Intellectual Property
. If any Event of Default shall have occurred and be continuing, each Pledgor shall (including upon the written demand of the Notes Collateral Agent) execute and deliver to the Notes Collateral Agent an assignment or assignments of the Registered Patents, Trademarks and/or Copyrights, including exclusive licenses of U.S. registered Copyrights, and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.
SECTION 9.7. Marshaling
. The Notes Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Notes Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.
SECTION 9.8. Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a)    This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code, other applicable Bankruptcy Law, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its Subsidiaries.
(b)    If the Company and/or any other Pledgor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code or other applicable Bankruptcy Law and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Secured Party agrees that it will raise no objection to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless any Notes Secured Party shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Collateral for the benefit of the Notes Secured Parties, each other Secured Party will subordinate its Liens with respect to such Collateral on the same terms as the Liens of the Notes Secured Parties (other than any Liens of any Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Collateral granted to secure the Obligations of the Notes Secured Parties, each other Secured Party will confirm the priorities with respect to such Collateral as set forth herein), in each case so long as (A) all of the Secured Parties retain the benefit of their Liens on all such Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other Secured Parties (other than any Liens of the Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) all of the Secured Parties are granted Liens on any additional collateral pledged to any Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis the Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the Obligations, such amount is applied pursuant to Section 10.01 of this Agreement, (D) if any Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 10.01 of this Agreement, and (E) such DIP Financing does not otherwise violate the provisions of this Agreement; provided that the Secured Parties receiving adequate protection shall not object to any other Secured Party receiving adequate protection comparable to any adequate protection granted to such Secured Parties in connection with a DIP Financing or use of cash collateral.
ARTICLE X

APPLICATION OF PROCEEDS
SECTION 10.1. Application of Proceeds
.
(a) The proceeds received by the Notes Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Notes Collateral Agent of its remedies under this Agreement, the Indenture and any First Lien Priority

Indebtedness Documents shall be applied, together with any other sums then held by the Notes Collateral Agent pursuant to the Security Documents, by the Notes Collateral Agent as follows:
First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Notes Collateral Agent, the Trustee and any other Authorized Representative and their respective agents and counsel, and all expenses, liabilities and advances made or incurred by the Notes Collateral Agent, Trustee and any other Authorized Representative in connection therewith and all fees, expenses, indemnities and other amounts for which each of the Notes Collateral Agent and the Trustee is entitled pursuant to the provisions of the Indenture, any First Lien Priority Indebtedness Document or this Agreement and any other Authorized Representative is entitled in accordance with the terms of the applicable agreements with respect to the First Lien Priority Indebtedness then in effect;
Second, subject to clause (e) below, to all amounts then owing in respect of the Secured Obligations on a pro rata basis; and
Third, the balance, if any, to the Pledgors or such other Persons as are entitled thereto.
(b) It is understood that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.
(c) If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of all Secured Parties hereunder for distribution in accordance with this Section 10.1.
(d) In making the determinations and allocations required by this Section 10.1, the Notes Collateral Agent may conclusively rely upon information supplied by the Trustee or each Authorized Representative, as applicable, as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and the Notes Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Pledgor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Notes Collateral Agent pursuant to this Section 10.1 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Notes Collateral Agent shall have no duty to inquire as to the application by the Trustee or any Authorized Representative of any amounts distributed to it. All distributions to be made to the holders of the Notes for principal, premium, if any, and unpaid interest shall be made to the Trustee for further distribution in accordance with Section 6.10 of the Indenture.
(e) Notwithstanding the foregoing and notwithstanding the pari passu nature of the Liens securing all the Secured Obligations, in the event of any determination by a court of competent jurisdiction that (i) the Secured Obligations of any series are unenforceable under applicable law or are subordinated to any other obligations, (ii) the Secured Obligations of any series do not have an enforceable security interest in any of the Collateral and/or (iii) any intervening Lien or security interest exists securing any other obligations (other than any Secured Obligations) on a basis ranking prior to the Lien and security interest of such series of Secured Obligations but junior to the Lien and security interest of the other series of Secured Obligations (any such condition referred to in the foregoing clauses (i), (ii)

or (iii) above with respect to Secured Obligations of such series, an “Impairment” of such series of Secured Obligations), the results of such Impairment shall be borne solely by the holders of such series of Secured Obligations, and the rights of the holders of such series of Secured Obligations (including, without limitation, the right to receive distributions in respect of such series of Secured Obligations) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of such series of Secured Obligations subject to such Impairment. Notwithstanding the foregoing, with respect to any Collateral for which a third party (other than a holder of Secured Obligations) has a Lien or security interest that is junior in priority to the security interest of the holders of the other series of Secured Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of the holder of any other Secured Obligations (such third party, an “Intervening Creditor”), the value of any Collateral or proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Collateral or proceeds to be distributed in respect of the Secured Obligations with respect to which such Impairment exists.
ARTICLE XI

MISCELLANEOUS
SECTION 11.1. Concerning Notes Collateral Agent.
(a) The Notes Collateral Agent has been appointed as Notes Collateral Agent pursuant to the Indenture. The actions of the Notes Collateral Agent hereunder are subject to the provisions of the Indenture. The Notes Collateral Agent shall have the right (but not the obligation) hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Agreement and the Indenture. The Notes Collateral Agent may employ agents, co-agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents, co-agents or attorneys-in-fact selected by it in good faith. The Notes Collateral Agent may resign and a successor Notes Collateral Agent may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Notes Collateral Agent by a successor Notes Collateral Agent, that successor Notes Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Notes Collateral Agent under this Agreement, and the retiring Notes Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Notes Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Notes Collateral Agent.
(b) The Notes Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equivalent to that which the Notes Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Notes Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Notes Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

(c) The Notes Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
(d) If any item of Collateral also constitutes collateral granted to the Notes Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, this Agreement shall control.
(e) The Notes Collateral Agent has no duty to investigate whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 4.02(d) of the Indenture. The Notes Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected Lien in such Pledgor’s property constituting Collateral.
(f) The Notes Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in any Grantor’s property constituting Collateral.
(g) Notwithstanding anything to the contrary in this Agreement, the Notes Collateral Agent shall have no obligation to exercise any right, power or discretion granted to it under this Agreement unless expressly required hereunder.
(h) In acting under this Agreement, the Notes Collateral Agent shall be entitled to all of the rights, privileges, indemnities, limitations on liability and immunities granted to it under the Indenture and any First Lien Priority Indebtedness Documents.
SECTION 11.2. Notes Collateral Agent May Perform; Notes Collateral Agent Appointed Attorney-in-Fact
. If any Pledgor shall fail to perform any covenants contained in this Agreement and such failure results in an Event of Default, the Notes Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend reasonable funds for such purpose; provided, that, the Notes Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Indenture and any First Lien Priority Indebtedness Document. Any and all amounts so expended by the Notes Collateral Agent (including legal fees and expenses) shall be paid by the Pledgors in accordance with the provisions of Section 7.07 of the Indenture. Neither the provisions of this Section 11.2 nor any action taken by the Notes Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Notes Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time during the occurrence and continuation of an Event of Default in the Notes Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and any First Lien Priority Indebtedness Documents which the Notes Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Notes Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action), including:

(i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Receivables or any other Collateral of such Pledgor;
(ii) to receive and open all mail addressed to such Pledgor and to notify postal authorities to change the address for the delivery of mail to such Pledgor to that of Notes Collateral Agent (other than with respect to mail from legal counsel for any Pledgor or any of their respective Affiliates);
(iii) to receive, indorse, and collect any drafts or other Instruments, Documents, Chattel Paper, Letters of Credit or Letter-of-Credit Rights included in the Collateral;
(iv) to file any claims or take any action or institute any proceedings which Notes Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Pledgor or otherwise to enforce the rights of Notes Collateral Agent with respect to any of the Collateral;
(v) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Pledgor in respect of any Account of such Pledgor;
(vi) to exercise its right to vote any Pledged Securities pursuant to Section 5.2 hereof; and
(vii) to use or otherwise exploit any Intellectual Property Collateral of such Pledgor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Receivables, contracts, Instruments, Documents, Letters of Credit or Letter-of-Credit Rights of such Pledgor.
The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
SECTION 11.3. Continuing Security Interest; Assignment
. This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon the Pledgors and their respective successors and assigns and (ii) inure, together with the rights and remedies of the Notes Collateral Agent hereunder, to the benefit of the Notes Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4. Termination; Release
(a)    Solely with respect to the Notes Obligations, a Pledgor shall automatically be released from its obligations hereunder and/or the security interests in any Collateral (or any part thereof) securing the Notes Obligations shall in each case be automatically released in accordance with the provisions of the Indenture. Solely with respect to any series of First Lien Priority Indebtedness, a Pledgor shall automatically be released from its obligations hereunder and/or the security interests in any Collateral (or any part thereof) securing such series of First Lien Priority Indebtedness shall in each case be automatically released in accordance with the First Lien Priority Indebtedness Documents governing such series of First Lien Priority Indebtedness. Upon such release or any such sale, transfer or disposition of Collateral or any part thereof, the Notes Collateral Agent shall promptly, upon the written request and at the sole cost and expense of the Pledgors (and upon receipt of any certifications and opinions in connection therewith required by the terms of the Indenture and the First Lien Priority Indebtedness Documents), assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Notes Collateral Agent, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Notes Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Collateral, proper documents and instruments (including UCC-3 termination financing statements, releases or reassignments and any termination or partial termination and release of Memorandum of Security Agreements) evidencing the termination hereof or the release of such Collateral, as the case may be.
(b)    If any Pledgor ceases to be a Guarantor in accordance with the provisions of the Indenture and any First Lien Priority Indebtedness Document, such Pledgor shall automatically be released from this Agreement and all Liens in such Pledgor’s Collateral granted hereunder shall automatically terminate to the extent provided by the Indenture and the First Lien Priority Indebtedness Documents and the Notes Collateral Agent shall promptly, at the Company’s expense and upon receipt of any certifications and opinions in connection therewith required by the terms of the Indenture and the First Lien Priority Indebtedness Documents, execute and deliver to the applicable Pledgor such documents as such Pledgor may reasonably request to evidence the release of Pledgor from the assignment and security interest granted hereunder and from its obligations hereunder.

SECTION 11.5. Modification in Writing
. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and each First Lien Priority Indebtedness Document and unless in writing and signed by the Notes Collateral Agent (upon receipt of any certifications and opinions in connection therewith and required by the terms of the Indenture and the First Lien Priority Indebtedness Documents). Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.
SECTION 11.6. Notices
.
Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered in accordance with Section 13.02 of the Indenture. All notices and other communications shall be in writing and addressed as follows:
1.    if to any Pledgor:
    The RealReal, Inc.
55 Francisco Street Suite 400
    San Francisco, CA 94133
    Attention: Todd Suko, Chief Legal Officer and Secretary
    E-mail: todd.suko@therealreal.com

2.    if to the Notes Collateral Agent:

GLAS Trust Company
3 Second Street, Suite 206
Jersey City, NJ 07311
Attention: Transaction Management Group: The RealReal
    Email: tmgus@glas.agency

     3.     if to any Authorized Representative, at the notice address specified in the First Lien Priority Secured Party Joinder;
or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.
SECTION 11.7. Applicable Law, Waiver of Jury Trial, Jurisdiction, Consent to Service of Process.
(a)     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE INDENTURE OR ANY OF THE FIRST LIEN PRIORITY INDEBTEDNESS DOCUMENTS, IN ALL RESPECTS,

INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE INDENTURE OR ANY OF THE FIRST LIEN PRIORITY INDEBTEDNESS DOCUMENTS RELATED TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE INDENTURE OR ANY OF THE FIRST LIEN PRIORITY INDEBTEDNESS DOCUMENTS; PROVIDED THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE NOTES COLLATERAL AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE NOTES COLLATERAL AGENT. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS SET FORTH IN SECTION 11.6 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PLEDGOR’S ACTUAL RECEIPT THEREOF OR FIVE (5) BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.
(b) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE INDENTURE OR ANY OF THE FIRST LIEN PRIORITY INDEBTEDNESS DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, NOTES COLLATERAL AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE INDENTURE AND ANY FIRST LIEN PRIORITY INDEBTEDNESS DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.7(b).
SECTION 11.8. Severability of Provisions

. In case any provision hereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.
SECTION 11.9. Execution in Counterparts
. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement and any certificate, agreement or other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) in the case of this Agreement and any certificate, agreement or other document to be signed in connection with this Agreement and the transactions contemplated hereby (other than any Notes) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”). Each electronic signature (except in the case of any Notes) or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature (except in the case of any Notes), of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 11.10. Business Days
. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
SECTION 11.11. No Credit for Payment of Taxes or Imposition
. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Collateral or any part thereof.
SECTION 11.12. No Claims Against Notes Collateral Agent
. Nothing contained in this Agreement shall constitute any consent or request by the Notes Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Notes Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Notes Collateral Agent’s security interest.
SECTION 11.13. No Release
. Subject to Section 11.4, nothing set forth in this Agreement, the Indenture or any First Lien Priority Indebtedness Document, nor the exercise by the Notes Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Notes Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Notes Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture or any First Lien Priority Indebtedness Documents, or under or in respect of the Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Notes Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Notes Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and any First Lien Priority Indebtedness Documents.
SECTION 11.14. Obligations Absolute
. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:
(i)    any Insolvency Proceeding or the like of any other Pledgor;
(ii)    any lack of validity or enforceability of the Indenture or any First Lien Priority Indebtedness Document, or any other agreement or instrument relating thereto;
(iii)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or any First Lien Priority Indebtedness Document or any other agreement or instrument relating thereto;
(iv)    any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;
(v)    any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture or any First Lien Priority Indebtedness Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or
(vi)    any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

SECTION 11.15. First Lien Priority Indebtedness
. On or after the date hereof and so long as expressly permitted by the Indenture and any agreement with respect to First Lien Priority Indebtedness then outstanding, the Company may from time to time designate indebtedness at the time of incurrence to be secured on a pari passu basis with the Notes Obligations as First Lien Priority Indebtedness hereunder by delivering to the Notes Collateral Agent and each Authorized Representative (a) a certificate signed by an Officer of the Company (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as First Lien Priority Indebtedness for purposes hereof, (iii) stating that such designation of such obligations as First Lien Priority Indebtedness complies with the terms of the Indenture and any agreement with respect to First Lien Priority Indebtedness then outstanding and (iv) specifying the name and address of the Authorized Representative for such obligations and (b) a fully executed First Lien Priority Secured Party Joinder. Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Notes Collateral Agent shall act as agent under this Agreement for the Authorized Representative and the holders of such First Lien Priority Indebtedness and as collateral agent for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such First Lien Priority Indebtedness, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Notes Collateral Agent as collateral agent for the Authorized Representative and the holders of such First Lien Priority Indebtedness as set forth in each First Lien Priority Secured Party Joinder and agrees, on behalf of itself and each Secured Party it represents, to be bound by this Agreement and the First Lien Priority Secured Party Joinder. Each Authorized Representative and holder of First Lien Priority Indebtedness acknowledges and agrees that the rights, privileges, immunities, limitations on liability, and indemnities set forth in this Agreement, the Indenture and any First Lien Priority Indebtedness Documents shall apply when the Notes Collateral Agent is acting on behalf of the holders of such First Lien Priority Indebtedness.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the Company and the Notes Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.
PLEDGOR:

THE REALREAL, INC.

By: /s/Todd Suko
    Name: Todd Suko
    Title: Interim Chief Financial Officer, Chief Legal
    Officer and Secretary

[Signature Page – Security Agreement]

NOTES COLLATERAL AGENT:

GLAS TRUST COMPANY LLC,
as Notes Collateral Agent

By:    /s/ Katie Fisher_______________________
    Name: Katie Fisher
    Title: Vice President

[Signature Page – Security Agreement]

EXHIBIT A
[Form of]
JOINDER AGREEMENT

[Name of New Pledgor]
[Address of New Pledgor]
[Date]

Ladies and Gentlemen:
Reference is made to (i) that certain Indenture, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among The RealReal, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto (the “Guarantors” and each, individually, a “Guarantor”) and [●], as trustee and collateral agent for the Secured Parties (in such capacity, the “Notes Collateral Agent”), pursuant to which the Company issued $[●] aggregate principal amount of 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029 and (ii) the Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”), dated as of [●], 2024, made by the Company, as Pledgor, and the other Pledgors party thereto from time to time, in favor of the Notes Collateral Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Notes Security Agreement.
This Joinder Agreement (this “Agreement”) supplements the Notes Security Agreement and is delivered by the undersigned, [ ] (the “Joining Entity”), pursuant to Section 3.5 of the Notes Security Agreement.
The Joining Entity hereby agrees to be bound as a Pledgor party to the Notes Security Agreement by all of the terms, covenants and conditions set forth therein to the same extent it would have been bound if it had been an original signatory to such agreement on the Issue Date.
Without limiting the generality of the foregoing, the Joining Entity hereby grants and pledges to the Notes Collateral Agent, for the benefit of the Secured Parties, as collateral security for the payment and performance in full when due of all of the Secured Obligations, a security interest in all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and
EXHIBIT A-1

liabilities of a Pledgor under the Notes Security Agreement. The Joining Entity hereby makes each of the representations and warranties contained in the Notes Security Agreement with respect to itself (giving effect to the schedule supplement referred to below).
Annexed hereto are supplements to each of the schedules to the Notes Security Agreement with respect to the Joining Entity. Such supplements shall be deemed to be part of the Security Agreement.
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

[●] is entering into this Joinder solely in its capacity as Notes Collateral Agent under the Notes Security Agreement and not in its individual or corporate capacity. In acting hereunder, the Notes Collateral Agent shall be entitled to all of the rights, privileges, limitations on liability, immunities and indemnities granted to it under the Indenture, the Notes Security Agreement and any corresponding provisions of any First Lien Priority Indebtedness Document, as if such rights, privileges, limitations on liability, immunities and indemnities were set forth herein.
.
[Remainder of Page Intentionally Blank]

EXHIBIT A-2

IN WITNESS WHEREOF, the Joining Entity has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.
[JOINING ENTITY]
By:
Name:
Title:
EXHIBIT A-1

AGREED TO AND ACCEPTED:
[●],
as Notes Collateral Agent
By:
Name:
Title:
EXHIBIT A-2

[Schedules to Joinder Agreement to be attached]

EXHIBIT A-3

EXHIBIT B
[Form of]
Copyright Security Agreement
Copyright Security Agreement, dated as of [ ], 20[_] (this “Copyright Security Agreement”), by [__________] and [___________] (each individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of [●], in its capacity as collateral agent (in such capacity and together with any successors and assigns in such capacity, the “Notes Collateral Agent”) for the benefit of the Secured Parties pursuant to the Indenture (as defined below) and any First Lien Priority Indebtedness Documents, as pledgee, assignee and secured party.
W i t n e s s e t h:
Whereas, the Pledgors are party to that certain Security Agreement, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”), in favor of the Notes Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Notes Collateral Agent, for the benefit of the Secured Parties, to enter into that certain Indenture, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among The RealReal, Inc., a Delaware corporation (the “Company”) the Guarantors from time to time party thereto (the “Guarantors” and each, individually, a “Guarantor”) and the Notes Collateral Agent, pursuant to which the Company issued $[●] aggregate principal amount of 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029, the Pledgors hereby agree with the Notes Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Notes Security Agreement and used herein have the meaning given to them in the Notes Security Agreement.
SECTION 2.    Grant of Security Interest in Copyright Collateral. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Notes Collateral Agent for the benefit of the Secured Parties a Lien on all of the right, title and interest of such Pledgor in, to and under the following Collateral, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, and, in each case, excluding any Excluded Assets, the “Copyright Collateral”):
(a) all Copyrights, including Registrations of Copyrights and exclusive licenses of Registrations of Copyrights listed on Schedule I hereof; and
(b) all Proceeds of any and all of the foregoing.
SECTION 3.    Notes Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted concurrently and in conjunction with the security interest granted to the Notes Collateral Agent pursuant to the Notes Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Notes Collateral Agent with respect to the
EXHIBIT B-1

security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Notes Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to be inconsistent with or in conflict with the Notes Security Agreement, the provisions of the Notes Security Agreement shall control.
SECTION 4.    Counterparts. This Copyright Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. This Copyright Security Agreement and any certificate, agreement or other document to be signed in connection with this Copyright Security Agreement and the transactions contemplated hereby shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) in the case of this Copyright Security Agreement and any certificate, agreement or other document to be signed in connection with this Copyright Security Agreement and the transactions contemplated hereby (other than any Notes) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”). Each electronic signature (except in the case of any Notes) or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature (except in the case of any Notes), of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 5.    Governing Law. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
SECTION 6.    [Reserved].

SECTION 7. Concerning the Notes Collateral Agent. [●] is entering into this Copyright Security Agreement solely in its capacity as Notes Collateral Agent under the Notes Security Agreement and not in its individual or corporate capacity. In acting hereunder, the Notes Collateral Agent shall be entitled to all of the rights, privileges, protections, limitations of liability, immunities and indemnities granted to it under the Indenture and any corresponding provisions of any First Lien Priority Indebtedness Document, as if such rights, privileges, protections, limitations of liability, immunities and indemnities were set forth herein.
[signature page follows]

EXHIBIT B-2

In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[PLEDGORS]
By:
Name:
Title:
EXHIBIT B-3

Accepted and Agreed:

[●],
as Notes Collateral Agent
By:
Name:
Title:
EXHIBIT B-4

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Owner	Title/Name	Country	Application/ Registration No.	Brief Description	Status

Copyright Licenses:
[___________]
EXHIBIT B-5

EXHIBIT C
[Form of]
Patent Security Agreement

Patent Security Agreement, dated as of [ ], 20[_] (this “Patent Security Agreement”), by [__________] and [___________] (each individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of [●], in its capacity as collateral agent (in such capacity and together with any successors and assigns in such capacity, the “Notes Collateral Agent”) for the benefit of the Secured Parties pursuant to the Indenture (as defined below) and any First Lien Priority Indebtedness Documents, as pledgee, assignee and secured party.
W i t n e s s e t h:
Whereas, the Pledgors are party to that certain Security Agreement, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”), in favor of the Notes Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Notes Collateral Agent, for the benefit of the Secured Parties, to enter into that certain Indenture, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among The RealReal, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto (the “Guarantors” and each, individually, a “Guarantor”) and the Notes Collateral Agent, pursuant to which the Company issued $[●] aggregate principal amount of 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029, the Pledgors hereby agree with the Notes Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Notes Security Agreement and used herein have the meaning given to them in the Notes Security Agreement.
SECTION 2.    Grant of Security Interest in Patent Collateral. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Notes Collateral Agent for the benefit of the Secured Parties a Lien on all of the right, title and interest of such Pledgor in, to and under the following Collateral, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, and, in each case, excluding any Excluded Assets, the “Patent Collateral”):
(a) all Patents, including those Registrations and applications of Patents set forth on Schedule I to this Patent Security Agreement; and
EXHIBIT C-1

(b) all Proceeds of any and all of the foregoing.
SECTION 3.    Notes Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted concurrently and in conjunction with the security interest granted to the Notes Collateral Agent pursuant to the Notes Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Notes Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Notes Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to be inconsistent with or in conflict with the Notes Security Agreement, the provisions of the Notes Security Agreement shall control.
SECTION 4.    Counterparts. This Patent Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. This Patent Security Agreement and any certificate, agreement or other document to be signed in connection with this Patent Security Agreement and the transactions contemplated hereby shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) in the case of this Patent Security Agreement and any certificate, agreement or other document to be signed in connection with this Patent Security Agreement and the transactions contemplated hereby (other than any Notes) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”). Each electronic signature (except in the case of any Notes) or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature (except in the case of any Notes), of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 5.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
SECTION 6.    [Reserved].

SECTION 7.    Concerning the Notes Collateral Agent. [●] is entering into this Patent Security Agreement solely in its capacity as Notes Collateral Agent under the Notes Security Agreement and not in its individual or corporate capacity. In acting hereunder, the Notes Collateral Agent shall be
EXHIBIT C-2

entitled to all of the rights, privileges, protections, limitations of liability, immunities and indemnities granted to it under the Indenture and any corresponding provisions of any First Lien Priority Indebtedness Document, as if such rights, privileges, protections, limitations of liability, immunities and indemnities were set forth herein.

[signature page follows]

EXHIBIT C-3

In Witness Whereof, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[PLEDGORS]
By:
Name:
Title:
EXHIBIT C-4

Accepted and Agreed:
[●],
as Notes Collateral Agent
By:
Name:
Title:
EXHIBIT C-5

SCHEDULE I
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Owner	Serial Number	Country	Title	Brief Description	Status

Patent Licenses:
[________________]

EXHIBIT C-6

EXHIBIT D
[Form of]
Trademark Security Agreement

        Trademark Security Agreement, dated as of [ ], 20[_] (this “Trademark Security Agreement”), by [__________] and [___________] (each individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of [●], in its capacity as collateral agent (in such capacity and together with any successors and assigns in such capacity, the “Notes Collateral Agent”) for the benefit of the Secured Parties pursuant to the Indenture (as defined below) and any First Lien Priority Indebtedness Documents, as pledgee, assignee and secured party.

W i t n e s s e t h:
Whereas, the Pledgors are party to that certain Security Agreement, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”), in favor of the Notes Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
Now, Therefore, in consideration of the premises and to induce the Notes Collateral Agent, for the benefit of the Secured Parties, to enter into that certain Indenture, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among The RealReal, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto (the “Guarantors” and each, individually, a “Guarantor”) and the Notes Collateral Agent, pursuant to which the Company issued $[●] aggregate principal amount of 4.25%/8.75% PIK/Cash Senior Secured Notes due 2029, the Pledgors hereby agree with the Notes Collateral Agent as follows:
SECTION 1.    Defined Terms. Unless otherwise defined herein, terms defined in the Notes Security Agreement and used herein have the meaning given to them in the Notes Security Agreement.
SECTION 2.    Grant of Security Interest in Trademark Collateral. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Notes Collateral Agent for the benefit of the Secured Parties a Lien on all of the right, title and interest of such Pledgor in, to and under the following Collateral, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, and, in each case, excluding any Excluded Assets, the “Trademark Collateral”):
(a) all Trademarks, including those Registrations and applications of Trademarks set forth on Schedule I to this Trademark Security Agreement;
EXHIBIT D-1

(b) all Goodwill associated with such Trademarks; and
(c) all Proceeds of any and all of the foregoing.
SECTION 3.    Notes Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Notes Collateral Agent pursuant to the Notes Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Notes Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Notes Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to be inconsistent with or in conflict with the Notes Security Agreement, the provisions of the Notes Security Agreement shall control.
SECTION 4.    Counterparts. This Trademark Security Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. This Trademark Security Agreement and any certificate, agreement or other document to be signed in connection with this Trademark Security Agreement and the transactions contemplated hereby shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) in the case of this Trademark Security Agreement and any certificate, agreement or other document to be signed in connection with this Trademark Security Agreement and the transactions contemplated hereby (other than any Notes) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”). Each electronic signature (except in the case of any Notes) or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature (except in the case of any Notes), of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 5.    Governing Law. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
SECTION 6.    [Reserved].

SECTION 7.    Concerning the Notes Collateral Agent. [●] is entering into this Trademark Security Agreement solely in its capacity as Notes Collateral Agent under the Notes Security
EXHIBIT D-2

Agreement and not in its individual or corporate capacity. In acting hereunder, the Notes Collateral Agent shall be entitled to all of the rights, privileges, protections, limitations of liability, immunities and indemnities granted to it under the Indenture and any corresponding provisions of any First Lien Priority Indebtedness Document, as if such rights, privileges, protections, limitations of liability, immunities and indemnities were set forth herein.

[signature page follows]

EXHIBIT D-3

In Witness Whereof, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.
Very truly yours,
[PLEDGORS]
By:
Name:
Title:
EXHIBIT D-4

Accepted and Agreed:
[●]
as Notes Collateral Agent
By:
Name:
Title:

EXHIBIT D-5

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Owner	Mark	Serial No.	Filing Date	Status	Country	Registration No.	Registration date	Description

Trademark Licenses:
[___________]

EXHIBIT D-6

SCHEDULE 1.01A
[Attached]

SCHEDULE 1.01A-1

SCHEDULE 1.01B
[Attached]

SCHEDULE 1.01B-1

SCHEDULE 1.01C
[Attached]

SCHEDULE 1.01C-1

SCHEDULE 1.01D
[Attached]

SCHEDULE 1.01D-1

SCHEDULE 1.01E
[Attached]

SCHEDULE 1.01E-1

SCHEDULE 3.4(a)
[Attached]
SCHEDULE 3.4(a)-1

SCHEDULE 3.4(e)
[Attached]

SCHEDULE 3.4(e)-1

SCHEDULE 4.3

[Attached]

Exhibit E-1

EXHIBIT E
to
NOTES SECURITY AGREEMENT

[FORM OF]
FIRST LIEN PRIORITY SECURED PARTY JOINDER
[Name of Authorized Representative]
[Address of Authorized Representative]
[Date]
The undersigned is the Authorized Representative for [list names of new First Lien Priority Secured Parties] who have evidenced in writing their intent and consent to become Secured Parties (as defined in the Indenture) (the “First Lien Priority Secured Parties”) under that certain Security Agreement, dated as of [●], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Notes Security Agreement”), by and among The RealReal, Inc., a Delaware corporation (the “Company”), each of the other pledgors party thereto from time to time (each, a “Pledgor” and collectively, the “Pledgors”) and [●], as the Notes Collateral Agent. Terms used herein but not defined herein have the meanings assigned to such terms in the Notes Security Agreement.
In consideration of the foregoing, the undersigned Authorized Representative hereby:
(i)    represents that the Authorized Representative has been duly authorized by the First Lien Priority Secured Parties to become a party to the Notes Security Agreement on behalf of the First Lien Priority Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “First Lien Priority Indebtedness”) and to act as the Authorized Representative for the First Lien Priority Secured Parties, including to appoint the Notes Collateral Agent as set forth below;
(ii)    acknowledges that the Authorized Representative has received a copy of the Notes Security Agreement and the Indenture, and accepts, acknowledges and agrees for itself and each First Lien Priority Secured Party to be bound in all respects by the terms of the Notes Security Agreement, including the provisions of the Indenture incorporated therein by reference;
(iii)    pursuant to Section 11.15 of the Notes Security Agreement, appoints and authorizes the Notes Collateral Agent, as Notes Collateral Agent for the First Lien Priority Secured Parties under the Notes Security Agreement, to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Notes Security Agreement as are delegated to the Notes Collateral Agent by the terms thereof;
(iv)    agrees to serve as Authorized Representative for the First Lien Priority Secured Parties with respect to the First Lien Priority Indebtedness and agrees on its own behalf and on behalf of the First Lien Priority Secured Parties to be bound by the terms thereof applicable to holders of First Lien Priority Indebtedness, and agrees that its address for receiving notices pursuant to the Notes Security Agreement and any First Lien Priority Indebtedness Documents shall be as follows:
[Address]; and
Exhibit E-1

(v)     acknowledges and agrees, on behalf of itself and each holder of the First Lien Priority Indebtedness (A) that the Notes Collateral Agent shall be entitled to all of its rights, protections, privileges, indemnities, limitations of liability, and immunities set forth in the Indenture (including, but not limited to, those set forth in Articles 7 and 10 thereof) in connection with its acting as Notes Collateral Agent for the holders of the First Lien Priority Indebtedness; and (B) that the holders of the First Lien Priority Indebtedness shall be required to give the Notes Collateral Agent written direction and an indemnity satisfactory to the Notes Collateral Agent (as contemplated in Articles 7 and 10 of the Indenture), to the extent requested by the Notes Collateral Agent, in connection with any request by such holders of First Lien Priority Indebtedness to enforce any remedies, or otherwise take or refrain from taking action, hereunder.

The Notes Collateral Agent, by acknowledging and agreeing to this First Lien Priority Secured Party Joinder, and in consideration of the foregoing representations, warranties, covenants and agreements of the Authorized Representative and each other First Lien Priority Secured Party, accepts the appointment set forth in clause (iii) above. The parties hereto agree that the Notes Collateral Agent shall be afforded all of the rights, protections, indemnities, limitations of liability, immunities and privileges afforded to the Notes Collateral Agent under the Indenture and any First Lien Priority Indebtedness Documents in connection with its execution of this First Lien Priority Secured Party Joinder and the performance of its obligations with respect thereto.

The recitals contained herein shall be taken as the statements of the Authorized Representative and the Notes Collateral Agent assumes no responsibility for their correctness. The Notes Collateral Agent makes no representations as to the validity or sufficiency of this First Lien Priority Secured Party Joinder.
THIS FIRST LIEN PRIORITY SECURED PARTY JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
[Signature Pages Follow]
Exhibit E-2

IN WITNESS WHEREOF, the undersigned has caused this First Lien Priority Secured Party Joinder to be duly executed by its authorized officer as of the ___ day of ___________, 20__.

AUTHORIZED REPRESENTATIVE:	By: Name: Title:

ACCEPTED AND ACKNOWLEDGED BY:
NOTES COLLATERAL AGENT:	[●], AS NOTES COLLATERAL AGENT By: Name: Title:
COMPANY:	THE REALREAL, INC. By: Name: Title:

Exhibit E-3